FIXED ASSETS	12 Months Ended
Dec. 31, 2022
Fixed Assets
FIXED ASSETS

NOTE 4 – FIXED ASSETS

Fixed assets consist of the following on December 31, 2022, and 2021:

	2021	2020
Leasehold Improvements	224,132	-
Machinery and Equipment	278,551	246,974
Vehicles	110,274	131,775
Total Fixed Assets	612,957	378,749
Accumulated Depreciation	(314,151)	(245,947)
Fixed Assets, Net	$298,806	$132,802